UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2018

ALTIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Clopper Road, Suite 201S Gaithersburg, Maryland	20878
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (240) 654-1450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 22, 2018, Altimmune, Inc. (the “Company”) entered into substantially similar privately negotiated exchange agreements (the “Exchange Agreements”) with certain investors (the “Investors”). Pursuant to the terms of the Exchange Agreements, the Company has agreed to: (i) issue 2,560,693 shares (the “Exchange Common Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”)); (ii) issue convertible notes of the Company (the “Exchange Notes”) with an initial aggregate principal value of $1,500,000, which Exchange Notes shall be initially convertible into up to 2,205,883 shares of Common Stock upon the default by the Company, based on a conversion price assuming conversion of the Exchange Notes on the date the Exchange Agreements were signed, subject to adjustment under certain circumstances (as converted, collectively, the “Exchange Conversion Shares”) in accordance with the terms of the Exchange Notes; and (iii) pay $1,100,000 in aggregate cash consideration, all in exchange for warrants to purchase shares of Common Stock, representing all previously outstanding warrants held by the Investors (the “Existing Warrants”) (the transactions in clauses (i), (ii) and (iii), collectively, the “Exchange”), issued pursuant to that certain Securities Purchase Agreement, dated as of August 16, 2017, by and among the Company and certain investors (the “Purchase Agreement”). Additionally, the Investors will receive cash instead of shares of Common Stock as repayment of the final two installment payments of the Company’s Series B Convertible Preferred Stock, par value $0.0001 per share. After the Exchange, the Company will have 557,475 shares of Series B Convertible Preferred Stock and Existing Warrants to purchase 751,674 shares of Common Stock outstanding. The closing of the Exchange is subject to the listing of the Exchange Common Shares and the Exchange Conversion Shares on the NASDAQ Global Market and the satisfaction of other customary closing conditions.

Pursuant to the Exchange Agreements, following the Exchange and the completion of the transactions contemplated by the Exchange Agreements, all obligations under the Purchase Agreement and the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Company as they relate to the Investors shall be terminated without further action by the Company or the other parties thereto, and the Existing Warrants and all outstanding shares of the Company’s Series B Convertible Preferred Stock, par value $0.0001 per share held by the Investors will be deemed satisfied.

The terms of the Exchange Agreements grant the Investors certain rights and obligations, including (i) requiring the Investors to vote all of their shares, if any, of Common Stock at the Company’s 2018 annual meeting of stockholders (A) for all directors nominated by the Company’s board of directors (the “Board”) for election and (B) in accordance with the recommendation of the Board on any other proposals, (ii) granting the Investors certain preemptive rights for subsequent offerings of the Company’s securities for a period of two years from the closing of the Exchange, subject to the terms of the Exchange Agreements, and (iii) granting the Investors “most favored nation” pricing protections with regard to any future exchanges of other Existing Warrants for greater aggregate consideration.

In connection with the Exchange, the Company disclosed that there are 34,746,022 shares of Common Stock outstanding as of June 22, 2018.

The Exchange Notes contain customary covenants regarding restrictions on liens and the incurrence of indebtedness.

The Exchange is being made, and the Exchange Notes and Exchange Common Shares are being offered and issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof.

The foregoing description of the Exchange does not purport to be complete and is qualified in its entirety by reference to the full texts of the Exchange Agreements and the Exchange Notes which are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 4.1 and Exhibit 4.2, respectively and are incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

To the extent required by Item 1.02 of the Form 8-K, the information set forth in Item 1.01 of this Current Report on Form 8-K and the full texts of the Exchange Agreements and the Exchange Notes which are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 4.1 and Exhibit 4.2, respectively and are incorporated by reference into this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of the Form 8-K, the information set forth in Item 1.01 of this Current Report on Form 8-K and the full texts of the Exchange Agreements and the Exchange Notes which are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 4.1 and Exhibit 4.2, respectively and are incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of the Form 8-K, the disclosures set forth under Item 1.01 of this Current Report on Form 8-K and the full texts of the Exchange Agreements and the Exchange Notes which are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 4.1 and Exhibit 4.2, respectively and are incorporated by reference into this Item 3.02.

Item 3.03	Material Modifications to Rights of Security Holders

To the extent required by Item 3.03 of the Form 8-K, the disclosures set forth under Item 1.01 of this Current Report on Form 8-K and the full texts of the Exchange Agreements and the Exchange Notes which are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 4.1 and Exhibit 4.2, respectively and are incorporated by reference into this Item 3.03.

Item 8.01.	Other Events.

On June 22, 2018, the Company issued a press release regarding the Exchange. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Form of Exchange Note (included as Exhibit A to Exhibit 10.1 hereto)

4.2	Form of Exchange Note (included as Exhibit A to Exhibit 10.2 hereto)

10.1	Exchange Agreement, dated June 22, 2018, by and among Altimmune, Inc. and the Investors listed on the signature pages attached thereto

10.2	Exchange Agreement, dated June 22, 2018, by and among Altimmune, Inc. and the Investor listed on the signature page attached thereto

99.1	Press Release, dated June 22, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIMMUNE, INC.

By:	/s/ William Enright
Name: William Enright
Title: President and Chief Executive Officer

Dated June 25, 2018